UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 29, 2019

APPLIED INDUSTRIAL TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

OHIO	1-2299	34-0117420
(State or Other Jurisdiction of	(Commission File	(I.R.S. Employer
Incorporation or Organization)	Number)	Identification No.)

One Applied Plaza, Cleveland, Ohio 44115
(Address of Principal Executive Officers) (Zip Code)

Registrant's Telephone Number, Including Area Code: (216) 426-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	AIT	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Edith Kelly-Green retired from the Board of Directors of Applied Industrial Technologies, Inc., effective October 29, 2019, upon the expiration of her term, after more than 17 years of service. Dr. Jerry Sue Thornton also retired from the Board of Directors effective October 29, 2019, after more than 27 years of service. Their pending retirements were first disclosed in the proxy statement dated September 13, 2019.

ITEM 5.07    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

An annual meeting of the shareholders of Applied Industrial Technologies, Inc. was held on October 29, 2019. At that meeting, there were 38,651,778 shares of common stock entitled to vote. The shareholders voted on the matters submitted to the meeting as follows (as rounded):

1.	Election of three persons to be directors for a term of three years:

Name	Shares Voted For Election	Shares As To Which Voting Authority Withheld	Broker Non-Votes
Mary Dean Hall	34,090,746	275,158	1,458,252
Dan P. Komnenovich	33,703,922	661,982	1,458,252
Joe A. Raver	33,696,283	669,621	1,458,252

The terms of the following directors continued after the meeting: Madhuri A. Andrews, Peter A. Dorsman, Robert J. Pagano, Jr., Vincent K. Petrella, Neil A. Schrimsher and Peter C. Wallace.

2.	A nonbinding advisory vote to approve the compensation of Applied's named executive officers as described in Applied's proxy statement dated September 13, 2019:

Shares Voted For	Shares Voted Against	Shares Abstained From Voting	Broker Non-Votes
33,305,274	882,961	177,669	1,458,252

3.	Approval of the 2019 Long-Term Performance Plan:

Shares Voted For	Shares Voted Against	Shares Abstained From Voting	Broker Non-Votes
32,724,098	1,565,447	76,359	1,458,252

4.	Ratification of the Audit Committee's appointment of Deloitte & Touche LLP as Applied's independent auditors for the fiscal year ending June 30, 2020.

Shares Voted For Ratification	Shares Voted Against Ratification	Shares Abstained From Voting
34,921,465	835,105	67,586

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

APPLIED INDUSTRIAL TECHNOLOGIES, INC.
(Registrant)

By: /s/ Fred D. Bauer
Fred D. Bauer, Vice President-General Counsel & Secretary
Date: October 30, 2019